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                                                              EXHIBIT 99.06

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-4


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000
                                                [LOGO OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK


                  -------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4

                  -------------------------------------------

               Monthly Period:                       05/01/96 to
                                                     05/31/96
               Distribution Date:                    06/17/96
               Transfer Date:                        06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                             Class A                                 $5.32354167
                             Class B                                  5.51604167
                             Collateral Inv. Amt.                     5.65468759
                                                         -----------------------
                             Total (weighted avg.)                   $5.36916876

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                             Class A                               $  5.32354167
                             Class B                                  5.51604167
                             Collateral Inv. Amt.                     5.65468759
                                                         -----------------------
                             Total (weighted avg.)                 $  5.36916876

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-4
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                             Class A                                 $0.00000000
                             Class B                                  0.00000000
                             Collateral Inv. Amt.                     0.00000000
                                                         -----------------------
                             Total                                   $0.00000000
                                                         =======================

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                             Class A                             $ 77,772,071.79
                             Class B                                6,056,719.39
                             Collateral Inv. Amt.                   9,318,185.58
                                                         -----------------------
                             Total                               $ 93,146,976.76
                                                         =======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Allocations of Finance Charge
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                             Class A                             $ 10,724,505.03
                             Class B                                  834,841.71
                             Collateral Inv. Amt.                   1,284,371.86
                                                         -----------------------
                             Total                               $ 12,843,718.60
                                                         =======================

    3.  Principal Receivables / Investor Percentages
        --------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in the Trust as of the last day of the Monthly
             Period                                           $15,687,000,634.22

        (b) Invested Amount as of the last day of the Monthly Period

                             Class A                             $726,450,000.00
                             Class B                               56,550,000.00
                             Collateral Inv. Amt.                  87,000,000.00
                                                         -----------------------
                             Total                               $870,000,000.00
                                                         =======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-4
Page 3


        (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                     4.631%
                              Class B                                     0.360%
                              Collateral Inv. Amt.                        0.555%
                                                         -----------------------
                              Total                                       5.546%
                                                         =======================

        (d)  During the Amortization Period: The Invested
             Amount as of _______ (the last day of the Revolving
             Period)

                             Class A                                        N.A.
                             Class B                                        N.A.
                             Collateral Inv. Amt.                           N.A.
                                                         -----------------------
                             Total                                          N.A.
                                                         =======================

        (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above

                             Class A                                        N.A.
                             Class B                                        N.A.
                             Collateral Inv. Amt.                           N.A.
                                                         -----------------------
                             Total                                          N.A.
                                                         =======================

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in         Aggregate
        the Accounts which were delinquent as of the end         Account
        of the day on the last day of the Monthly Period         Balance
                                                         -----------------------
        (a)  35 - 64 days                                        $245,668,918.87
        (b)  65 - 94 days                                         145,049,769.47
        (c)  95 - 124 days                                        119,397,715.86
        (d)  125 - 154 days                                        94,582,145.20
        (e)  155 - 184 days                                        76,340,060.98
        (f)  185 or more days                                      65,603,367.91
                                                         -----------------------
                             Total                               $746,641,978.29
                                                         =======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-4
Page 4


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during the Monthly Period allocable to the Invested
             Amount (the aggregate "Investor Default
             Amount")

                             Class A                               $3,088,609.23
                             Class B                                  240,430.66
                             Collateral Inv. Amt.                     369,893.32
                                                         -----------------------
                             Total                                 $3,698,933.21
                                                         =======================

        (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                             Class A                                       $4.25
                             Class B                                        4.25
                             Collateral Inv. Amt.                           4.25
                                                         -----------------------
                             Total                                         $4.25
                                                         =======================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the Collateral Invested Amount

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                         -----------------------
                             Total                                         $0.00
                                                         =======================

        (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                         -----------------------
                             Total                                         $0.00
                                                         =======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-4
Page 5

        (c)  The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                         -----------------------
                             Total                                         $0.00
                                                         =======================

        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                             Class A                                       $0.00
                             Class B                                        0.00
                             Collateral Inv. Amt.                           0.00
                                                         -----------------------
                             Total                                         $0.00
                                                         =======================

    7.  Investor Servicing Fee
        ----------------------

        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                             Class A                               $  908,062.50
                             Class B                                   70,687.50
                      Remaining Servicing Fee                         108,750.00
                                                         -----------------------
                             Total                                 $1,087,500.00
                                                         =======================

        (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                             Class A                                  1.25000000
                             Class B                                  1.25000000
                      Remaining Servicing Fee                         1.25000000
                                                         -----------------------
                             Total                                    1.25000000
                                                         =======================

    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest
        Shortfalls, Investor Default Amounts or Investor
        Charge-Offs for the prior month.

                             Class B                                       $0.00
                             Collateral Inv. Amt.                           0.00
                                                         -----------------------
                             Total                                         $0.00
                                                         =======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-4
Page 6

    9.  Collateral Invested Amount
        --------------------------

        (a)  The amount of the Collateral Invested Amount as
             of the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to be made
             in respect of the preceding month                    $87,000,000.00

        (b)  The Required Collateral Invested Amount as of the
             close of business on the related Distribution Date
             after giving effect to withdrawals, deposits and
             payments to be made in respect of the preceding
             month                                                $87,000,000.00


    10. The Pool Factor.

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                             Class A                                  1.00000000
                             Class B                                  1.00000000
                                                         -----------------------
                             Total (weighted avg.)                    1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the Related Monthly Period                12.61%

    12. The Base Rate
        -------------

        The Base Rate for the Related Monthly Period                       7.82%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President